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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [***] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

DISTRIBUTION AGREEMENT, dated as of January 8, 2009, between SIRIUS XM RADIO INC., a Delaware corporation (together with its subsidiaries and affiliates, “Sirius XM”), and AUDIOVOX ELECTRONICS CORPORATION, a Delaware corporation (“Distributor”).

WHEREAS, Sirius XM operates multichannel digital entertainment and data services both directly and through its subsidiaries (collectively, the “Sirius XM Service”) in the Territory (as defined);

WHEREAS, Distributor is engaged in the business of marketing, distributing and selling consumer electronics products;

WHEREAS, Distributor desires to perform warehousing, distribution, logistics and related services for Sirius XM with respect to certain Sirius Products (as defined below); and

WHEREAS, Distributor is party to a Master License Agreement, dated as of April 7, 2005, with XM Satellite Radio Inc. (“XM”) relating to warehousing, distribution, logistics and related services for XM Products (as amended, the “XM Agreement”), which shall remain in full force and effect and shall not be superseded by this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Distributor and Sirius XM agree as follows:

ARTICLE I

Definitions
SECTION 1.01. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such below:

“Accepted Initial Inventory” has the meaning assigned to such terms in Section 2.05(a).

“Agreement” means this Distribution Agreement, together with any exhibits and schedules attached hereto, as amended, supplemented or otherwise modified from time to time in writing in accordance with the terms hereof.

“Authorized Manufacturers” has the meaning assigned to such term in Section 2.04(a).

“Backstop Purchase Order” has the meaning assigned to such term in Section 2.10(b).

“Business Day” means a day other than Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

“Customer” has the meaning assigned to such term in Section 2.03(a). “Defaulting Party” has the meaning assigned to such term in Section 9.01(a)(iv). “Disclosing Party” has the meaning assigned to such term in Section 11.01(a).

“Distributor” has the meaning assigned to such term in the preamble to this Agreement.

“ESN” means the 12-digit unique electronic serial number assigned to a Sirius Receiver, which also uses barcodes in all physical locations in which the human-readable number appears.

“Gross Margin” shall mean a number expressed as a percentage calculated as the Wholesale Cost to Customer less Landed Cost divided by the Customer Wholesale Cost.

“Information” has the meaning assigned to such term in Section 11.01(a). “Initial Inventory” has the meaning assigned to such term in Section 2.05(a).
“Landed Cost” means, with respect to any Sirius Product, the Authorized Manufacturer’s F.O.B. price of such product plus customs, duty shipping charges and any applicable licenses and royalties in each case, required to deliver such Sirius Product to designated U.S. warehouse facilities operated by Distributor. The Landed Cost for each Sirius Product as of the date of this Agreement is listed in Exhibit B.

“Material Parts” has the meaning assigned to such term in Section 2.12(b).

“Parties” or “Party” means Sirius XM and/or Distributor, as the context may require.

“Price Protection” has the meaning assigned to such term in Section 2.06.

“Products Ineligible for Return” means those Products as identified by Sirius XM that generally: (1) are no longer manufactured; and (2) have not been sold to Customer by Distributor or prior distributor within the preceding twelve (12) months as new non-refurbished product.

“Receiving Party” has the meaning assigned to such term in Section 11.01(a).

“Return PO” has the meaning assigned to such term in Section 2.13(a).

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“Sirius Products” has the meaning assigned to such term in Section 2.01.

“Sirius XM” has the meaning assigned to such term in the preamble to this Agreement.

“Sirius XM Backstop Inventory” has the meaning assigned to such term in Section 2.10(b).

“Sirius XM Marks” has the meaning assigned to such term in Section 7.01.

“Sirius Receiver” means a device that receives, decodes and processes the satellite signal for the Sirius XM Service branded as Sirius Satellite Radio.

“Sirius XM Service” has the meaning assigned to such term in the first recital to this Agreement.

“Sirius XM Style Guide” has the meaning assigned to such term in Section 7.01. “Special Marketing Program” has the meaning set forth in Section 3.02(b). “Subscriber” means a subscriber to the Sirius XM Service.
“Support Materials” has the meaning assigned to such term in Section 2.08(a). “Term” has the meaning assigned to such term in Section 8.01.
“Territory” has the meaning assigned to such term in Section 2.02

“Warranty” has the meaning assigned to such term in Section 2.12(a). “Wholesale Costs” has the meaning assigned to such term in Section 2.04(b). “XM” has the meaning assigned to such term in the preamble to this Agreement.

“XM Agreement” has the meaning assigned to such term in the fourth recital to this Agreement.

“XM Products” mean products branded as XM and designed to receive and process the signal for the Sirius XM Service branded as XM Satellite Radio and related accessories.

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SECTION 1.02. Other Definitional Matters. Definitions in this Agreement apply equally to the singular, plural and possessive forms of the defined terms. The words "include" and "including" shall be deemed to be followed by the phrase "without limitation" when such phrase does not otherwise appear. The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. All article, section, paragraph, clause, exhibit or schedule references not attributed to a particular document shall be references to such parts of this Agreement.

ARTICLE II

Distribution of Sirius Products
SECTION 2.01. Sirius Products. Sirius XM hereby authorizes Distributor, on a principal basis, to distribute, market and sell to Customers the products listed on Exhibit B hereto or such other products approved by Sirius XM in writing (collectively “Sirius Products”) in accordance with the terms and conditions of this Agreement.

SECTION 2.02. Territory. Distributor may sell Sirius Products only to Customers located in the geographic territory listed in Exhibit F (the “Territory”).

SECTION 2.03. Customers; Credit and Collection; Shipping. (a) Distributor shall market and sell Sirius Products only to the entities set forth on Exhibit A and other consumer electronic retailers, installers, installation expeditors and automotive dealer groups located in Territory approved in writing by Sirius XM (“Customers”). Sirius XM may, at any time upon written notice to Distributor, add or delete Customers. Promptly following receipt of any notification by Sirius XM deleting Customers, Distributor shall cease selling Sirius Products to the applicable Customer and, to the extent that Distributor may cancel pending orders from such Customers without penalty, cancel pending orders from the applicable Customer. As a result of Sirius XM instructions to cancel orders to particular Customers, Distributor may have to cancel purchase orders with the Authorized Manufacturers. In the event that such cancellation of purchase orders with Authorized Manufacturers is necessary, Distributor shall ascertain whether any costs or penalties will result and inform Sirius XM of such costs or penalties prior to cancellation. If Sirius XM authorizes Distributor to cancel such purchase orders, Sirius XM agrees to reimburse Distributor for any costs or penalties resulting from such cancelled orders.

(b) Distributor shall be responsible for all credit and collection services related to its sale of Sirius Products, including determination of credit lines and credit terms, billing, resolution of discrepancies and collection of accounts receivable. Distributor shall use commercially reasonable and generally accepted criteria for determining lines of credit and payment terms to Customers.

(c) Distributor and Sirius XM shall jointly determine order and shipping requirements for Customers. Freight costs shall be a separate expense borne by Customers or covered under prepaid freight qualifications as determined by Distributor.

SECTION 2.04. Sirius Product Sourcing; Pricing. (a) Distributor shall purchase Sirius Products from third party manufacturers authorized in writing by Sirius XM (“Authorized  Manufacturers”). Distributor shall be responsible for executing a purchase agreement with each Authorized Manufacturer which agreements shall not conflict with this Agreement and for all of the logistics management and costs associated with the transport and import of Sirius Products from Authorized Manufacturers to Distributor’s domestic warehouse facilities. Sirius XM shall have the right to review and approve any such agreements and all subsequent amendments or modifications with Authorized Manufacturers prior to execution. Sirius XM shall cause such Authorized Manufacturers to sell such Sirius Products to Distributor at F.O.B. costs that will allow Distributor to realize a ***% Gross Margin over Landed Cost on sales to Customers at Wholesale Costs as described in Section 2.04(b).

(b) Sirius XM shall establish Customer wholesale costs (“Wholesale Costs”) and suggested retail prices for Sirius Products, which costs and prices may change from time to time due to market conditions. Distributor shall publish such Customer Wholesale Costs and suggested retail prices.

SECTION 2.05. Sale by Sirius XM of Initial Inventory. (a) Sirius XM has inventory of Sirius Product in undamaged packaging, free from markings, stickers or labels that are not part of the standard package as approved by Sirius XM which it will sell to Distributor (“Initial  Inventory”). Distributor agrees to purchase Initial Inventory under the terms of this Agreement. Sirius XM will provide commercial specifications of Initial Inventory, including Landed Cost, barcode formats, weights and dimensions of master cartons and individual product packages, and ESNs of Sirius Receivers. Upon Sirius XM providing to Distributor a listing of the Initial Inventory, including model names and quantities, Distributor shall place purchase orders with Sirius XM for the full quantity of Initial Inventory specifying the quantity of product to be shipped to each Distributor warehouse location, such quantity as determined and agreed in advance by the parties. Upon physical receipt of the Initial Inventory, Distributor will conduct an inspection and item count, scan all Sirius Receiver ESNs, inspect the condition of all packaging and advise Sirius XM of quantity discrepancies and/or a list of products that are damaged or that contain non-standard markings, stickers or labels. Sirius XM will be present during receipt and inspection.

(b) Distributor will not be required to honor any outstanding purchase orders placed by the prior distributor.

(c) Distributor will not be required to honor any outstanding purchase orders placed with the prior distributor by Customers.

(d) Sirius XM shall invoice Distributor for Initial Inventory concurrent with the shipping of the products to Distributor. Distributor shall pay the total amount invoiced, less missing, mismarked or damaged product determined during inspection (“Accepted Initial Inventory”), in accordance with the following:

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(i) 50% of the applicable amount within 30 days from Distributor’s receipt of Initial Inventory ***; and

(ii) the remaining balance of the applicable amount within 60 days from Distributor’s receipt of Initial Inventory.

(e) Notwithstanding the foregoing, in the event that Sirius XM, for any reason, ceases to operate the Sirius XM Service or announces an intention to cease operation of the Sirius XM Service, Distributor may return any unsold Initial Inventory to Sirius XM at Distributor’s expense and Distributor shall have no further payment obligations with respect to such returned Initial Inventory and Sirius XM shall refund any amounts paid by Distributor for such returned Initial Inventory.

SECTION 2.06. Price Protection. In the event of changes in the pricing described in Section 2.04(b), Distributor shall be responsible for executing price changes with Customers (“Price Protection”). If the cost of Customer and Distributor on-hand or in-transit inventory is reduced as a result of the change in pricing by Sirius XM, Sirius XM shall reimburse Distributor for the amount of the reduction as supported by separate documentation defined by Sirius XM and provided to Distributor at such time as the Price Protection event occurs. Distributor shall be responsible for obtaining Customer certified documentation of Customer inventory levels or, in the event such certification is not reasonably available, reasonably satisfactory evidence of Customer inventory levels computer generated by Customer’s inventory management system, and submitting such documentation to Sirius XM and for issuing price protection credit memos to Customers. Distributor shall invoice Sirius XM for the documented reduction of its inventory cost, and for the documented amounts due to Customers. Sirius XM shall pay such Price Protection invoices, complete with all reasonable supporting documentation, within forty-five (45) days of receipt.

SECTION 2.07. Expedited Shipping Costs. Sirius XM shall be responsible for the incremental costs associated with any expedited shipment of Sirius Products from Authorized Manufacturers to Distributor and by Distributor to Customers (for the avoidance of confusion, incremental cost means the expedited cost less the standard shipping cost) only to the extent that such expedited shipment has been approved by Sirius XM in writing in advance of the costs being incurred. Sirius XM shall pay any such expedited shipping invoices, complete with all reasonable supporting documentation, within forty-five (45) days of receipt.

SECTION 2.08. Sales Support Services. (a) Distributor shall provide sales and marketing services to Customers, including distribution of point of sale materials, and other marketing materials as required by Sirius XM (such materials, “Support Materials”). Distributor shall invoice Sirius XM its reasonable out of pocket costs incurred in such distribution and production of Support Materials and Sirius XM shall pay such invoices, complete with all reasonable supporting documentation, within forty-five (45) days of receipt.

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(b) Distributor shall notify Customers that such Customers shall prominently display, in a high traffic area at each of its locations, point of sale materials approved by Sirius XM. Distributor shall not, and shall not authorize or knowingly permit Customers to, (i) promote Subscriptions on terms other than the terms designated by Sirius XM, (ii) represent that any Subscription may be obtained on terms or rates other than those designated by Sirius XM or (iii) impose any additional terms or conditions in connection with any Subscription.

SECTION 2.09. No Bundling. Distributor shall not, and shall notify its Customers that such Customers shall not advertise, market or sell any Sirius Products as part of a bundle with any other products or services without the express written consent of Sirius XM, which may be withheld in Sirius XM’s sole discretion.

SECTION 2.10. Forecasting and Order Placement for Sirius Products. (a) Sirius XM and Distributor shall work together in good faith to create six-month rolling forecasts of Sirius Product sales and four-month purchase plans for Sirius Products, broken out by Customer. Such forecasts and product plans shall include such information as Sirius XM may reasonably request.

(b) Sirius XM may, from time to time, require Distributor to place orders with Authorized Manufacturers for specified quantities of Sirius Products (each such order placed by Distributor pursuant to Sirius XM’s written instructions, a “Backstop Purchase Order”). Distributor shall be required to place Backstop Purchase Orders upon receipt of, and in accordance with, Sirius XM’s written instructions. Only orders identified as such in writing by Sirius XM shall be considered a Backstop Purchase Order. In the event that any Sirius Products purchased by Distributor under a Backstop Purchase Order are not shipped to a Customer within *** of first receipt at one of Distributor’s US warehouses, Sirius XM shall purchase such Sirius Products from Distributor at the then current Landed Cost offered by the applicable Authorized Manufacturer (such Sirius Products purchased by Sirius XM, “Sirius XM Backstop  Inventory”). Distributor shall hold the Sirius XM Backstop Inventory on consignment, at no charge to Sirius XM, pending orders from Customers or other instructions from Sirius XM. Distributor shall repurchase the Sirius XM Backstop Inventory from Sirius XM at the then current Landed Cost offered by the applicable Authorized Manufacturer immediately upon receipt of a Customer order for such products. Distributor shall fulfill all Customer orders on a first in – first out inventory shipping basis, first from Sirius XM Backstop Inventory, then from Distributor’s inventory. Distributor shall provide aging reports on all Backstop Purchase Orders on a weekly basis pursuant to the reporting required in Exhibit G.

(c) Any purchases of Sirius Products made by Sirius XM directly from Distributor during the Term, which are not Backstop Inventory, shall be purchased at a cost that will allow the Distributor to realize a Gross Margin of ***%.

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(d) Distributor shall issue an invoice or credit memo along with the Backstop Inventory report and with reasonable supporting documentation as specified in Exhibit G to Sirius XM on a monthly basis for the total net amount due for Sirius XM Backstop Inventory transactions that occurred in the preceding month. In the event of an invoice, Sirius XM shall pay such invoices within forty-five (45) days of receipt. In the event of a credit memo, Distributor shall issue a credit memo within three (3) Business Days and pay any credits due Sirius XM within forty-five (45) days of issuance of the credit memo. Title to any Sirius Products purchased by Sirius XM pursuant to this Section 2.09 shall pass to Sirius XM upon payment to Distributor. Distributor.shall identify the Sirius XM Backstop Inventory in its inventory management system in a manner that clearly indicates that Sirius XM owns such inventory. At any time, in its sole discretion, Sirius XM may instruct Distributor to ship Sirius Products in Sirius XM Backstop Inventory to another location with shipping costs to be paid by Sirius XM.  Absent written instructions from Sirius XM to place a Backstop Purchase Order, Distributor shall be solely responsible for determining the quantities of Sirius Product(s) to be ordered and shall incur all associated inventory risk.

(e) On a weekly basis, Distributor and Sirius XM shall conduct inventory and forecast conference calls. Distributor shall ensure all necessary personnel involved in such activities shall attend such conference calls.

SECTION 2.11. Warehousing; Physical Inventory. (a) Distributor shall store all Sirius Products ordered by it in one or more of its warehouses, and shall provide all related warehousing and order fulfillment services. Sirius XM and Distributor shall jointly determine the appropriate number and locations of warehouses to be used. Distributor shall be responsible for all damage, loss or shrinkage of Sirius Product inventory, including Sirius XM Backstop Inventory.

(b) At Distributor’s expense, no more than once annually as requested by Sirius XM in writing, Distributor shall conduct a physical inventory, which shall be observed by Sirius XM personnel. In addition, Distributor shall conduct bi-monthly physical inventory cycle counts of Sirius XM Backstop Inventory. The results of all physical inventory counts shall be reported to Sirius XM immediately upon completion. Sirius may conduct additional physical inventories at its expense at any time upon sixty (60) days prior written notice to Distributor.

SECTION 2.12. Returns. (a) Distributor shall publish and enforce Sirius Product returns policies established by Sirius XM. Distributor shall ensure that Sirius Products returned to Distributor by Customer adhere to the provisions set forth in Sirius XM’s applicable written consumer warranty statement for the Sirius Product (the “Warranty”), including:

(i) screening returned Sirius Product to ensure that the Sirius Product was sold by Distributor or a prior distributor and is not a product that was initially imported and sold by parties other than Distributor or a prior distributor, as applicable;

(ii) screening returned Sirius Product to ensure that the Sirius Product returned is accompanied by reasonable documentation evidencing that it was returned to the applicable Customer by the purchaser within the applicable Warranty period or, if the Sirius Product is a Sirius Receiver and not accompanied by such documentation, that the Sirius Receiver was returned to Distributor within the applicable Warranty period plus a forty-five (45) day grace period from the date of first activation as determined using the Sirius Receiver’s ESN and Sirius XM’s provided activation data, to the extent available;

(iii) screening returned Sirius Products to ensure that at the time the Customer returned the Sirius Products to Distributor, the Sirius Products were not listed by Sirius XM as Products Ineligible for Return. Sirius Products to be included in the Products Ineligible for Return list shall be determined jointly by Distributor and Sirius XM and updated on a monthly basis;

(iv) visually inspecting each returned Sirius Product to determine if such Sirius Product has observable consumer induced damage. Distributor shall use Sirius XM’s Cosmetic Standards for Returned Products, attached hereto as Exhibit C (as it may be amended by Sirius XM from time to time), as a guide for determining whether such Sirius Product has observable consumer induced damage, and;

(v) visually inspecting each returned Sirius Product to determine if such Sirius Product has all parts and accessories that are included in a new retail kit containing the applicable Sirius Product (“Material Parts”).

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(c) For each returned Sirius Product within a shipment of returned Sirius Products, Distributor shall compile a report to Sirius XM to be included with the shipment that contains: (i) the Customer returning the Product, (ii) the date received, (iii) type of proof of consumer warranty used to determine eligibility (documentation or ESN lookup by activation date), (iv) ESN and (v) any missing Material Parts.

SECTION 2.13. Sirius XM Purchase of Returns. (a) Sirius XM shall, subject to Distributor’s compliance with the conditions and obligations contained in Sections 2.12 and Exhibit G of this Agreement, purchase all Sirius Products returned to Distributor by Customers. Sirius XM shall issue a purchase order for such returned Sirius Products (“Return PO”) within thirty (30) Business Days after receiving the reports from Distributor set forth in Exhibit G. Each Return PO shall include a shipping date within thirty (30) days from the date of issuance.

(b) All Sirius Products purchased from Distributor by Sirius XM shall include all Material Parts as identified in Exhibit E excluding the consumable parts and accessories listed in Exhibit D. Sirius Products returned without all Material Parts shall be subject to a missing

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Material Parts charge. The charge for missing Material Parts shall be equal to the respective Authorized Manufacturer’s then current cost for such Material Part. A list of Authorized Manufacturers’ costs for Material Parts is attached hereto as Exhibit E, as it may be updated andamended from time to time.  ***

(c) Distributor shall invoice Sirius XM for returned Sirius Product in an amount equal the then current Landed Cost of the applicable new Sirius Product less any applicable credits for missing Material Parts noted by Distributor pursuant to Section 2.11(c). Distributor shall ship such Sirius Products, at Distributor’s cost, to a U.S. location designated by Sirius XM. Following the receipt of returned Sirius Products at the designated facility, Sirius XM shall pay such invoices within forty-five (45) days. In the event that such inspection shows that any Material Parts are missing from the Sirius Products that were not previously identified by Distributor, Sirius XM shall deduct any applicable Missing Part charge from the amount due Distributor. Title to Sirius Products purchased hereunder shall transfer from Distributor to Sirius XM upon shipment to Sirius XM.

(d) Beginning February 1, 2009, Distributor shall receive and manage returns from Customers that otherwise would have been returned to the prior distributor. Notwithstanding the first sentence of Section 2.13(c), until the close of business ***, Sirius XM shall purchase returns from Distributor at the Customer Wholesale Cost, less any applicable credits for missing Material Parts noted by Distributor pursuant to Section 2.12(c) or discovered by Sirius XM pursuant to Section 2.13(c). For the period February 1, 2009 to ***, Distributor shall not be expected to credit returns from Customers until Sirius XM has paid Distributor for such returns in accordance with Section 2.13(c). Distributor shall not be responsible for any actions or omissions by Sirius XM’s prior distributor.

SECTION 2.14. Standard of Conduct. Distributor shall, and shall cause Customers to, at all times conduct themselves in a commercially reputable and ethical manner. Distributor shall not, and shall cause Customers not to, engage in any deceptive sales practice or other practice that may negatively impact Sirius XM’s commercial reputation and goodwill. Distributor shall, and shall cause its Approved Distributors to, comply with all applicable laws, rules and regulations.

ARTICLE III

Financial Matters

SECTION 3.01. Audit Rights. (a) Distributor shall create books and records relating to its orders and sales of Sirius Products and shall maintain such books and records for a minimum of three years after their creation. Distributor shall keep such books and records at its principal place of business. Sirius XM may, at its expense at any time after providing at least ten (10)

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Business Days prior written notice and during regular business hours, inspect any books and records required by this Section 3.01 to be maintained for compliance hereunder. If any such audit reveals material discrepancies in excess of 5% for any annual period, Distributor shall reimburse Sirius XM for the reasonable out-of-pocket costs incurred by Sirius XM in connection with such audit.

(b) Distributor shall provide Sirius XM written evidence that Distributor has obtained an audit of its internal controls as required under Section 404 of the Sarbanes Oxley Act. Distributor shall disclose to Sirius XM the list of control exceptions and deficiencies reported by Distributor’s auditor relating to Distributor’s Sarbanes Oxley compliance within five (5) days of each such audit report. In the event that any material deficiencies are reported relating to inventory control, Distributor must allow Sirius XM or an independent auditor selected by Sirius XM to perform an audit at the Distributor’s expense of Sirius Product in inventory that was purchased by Distributor pursuant to a Backstop Purchase Order upon seven (7) days prior written notice an during regular business hours. All such disclosures shall be deemed highly confidential Information and shall be subject to the confidentiality provisions of Section 11.01.

(c) Section 3.01(a) shall survive the expiration or earlier termination of this Agreement.

SECTION 3.02. Extraordinary Expenses. (a) In the event Sirius XM advises Distributor to take actions relating to excessive Sirius Product failures, including Sirius Product rework, Sirius Product recalls and/or halting of Sirius Product shipping for any reason, Sirius XM shall reimburse all reasonable out-of-pocket costs incurred by Distributor in connection with taking such actions requested in writing by Sirius XM. Distributor shall invoice Sirius XM for such costs, together with reasonable supporting documentation, and Sirius XM shall pay such invoices within forty-five (45) days of receipt.

(b) From time to time Sirius XM may offer a Customer a special in-store pallet program or other special marketing program (“Special Marketing Programs”). Sirius XM shall promptly notify Distributor of any Special Marketing Program. Sirius XM shall fully reimburse Distributor for all reasonable out-of-pocket costs incurred by Distributor in connection with a Special Marketing Program, to the extent such costs were approved in writing by Sirius XM prior to being incurred by Distributor. Distributor shall invoice Sirius XM for such costs, together with reasonable supporting documentation, and Sirius XM shall pay such invoices within forty-five (45) days of receipt.

SECTION 3.03. Payment Disputes. In the event any dispute exists with respect to any payments or credits due pursuant to this Agreement, (a) the payor shall pay all undisputed amounts within the time specified in the applicable section herein, (b) the parties shall work together in good faith to resolve any disputes in an expeditious manner and (c) the payor shall pay any amount that is no longer in dispute within ten (10) days after such dispute is resolved.

SECTION 3.04. Reports. Distributor shall provide Sirius XM with the reports described in Exhibit G.

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ARTICLE IV

Training; Technical Support
SECTION 4.01. Training. (a) Upon execution of this Agreement and from time to time and as deemed necessary by Sirius XM, Sirius XM shall provide training to Distributor’s sales, marketing and technical service personnel, at a time and location to be mutually agreed by Sirius XM and Distributor. Such training session shall cover such topics as Sirius XM reasonably deems necessary to enable Distributor’s personnel to provide sales support, technical support and service with respect to the Sirius Products.

(b) Upon Distributor’s reasonable request from time to time and at any time new Sirius Products are introduced, Sirius XM shall make commercially reasonable efforts to attend Distributor’s sales meetings and provide sales training for the Sirius Products, at no cost to Distributor.

(c) Distributor shall incorporate Sirius Product training into training programs that it provides to its Customers.

ARTICLE V

Promotions

SECTION 5.01. Trade Show Events. Sirius XM and Distributor shall attend mutually agreed trade show events to promote Sirius Products. Distributor shall display Sirius Products at such events in a manner acceptable to Sirius XM.

SECTION 5.02. Demonstration Subscriptions. Sirius XM shall provide Distributor, at no cost, thirty subscriptions to the Sirius XM Service to be used solely to demonstrate the Sirius Products to potential Customers. Such subscriptions shall be cancelled by Sirius XM upon the expiration or earlier termination of this Agreement.

SECTION 5.03. Retailer Subscriptions. Sirius XM may provide prepaid subscription programs for Distributor to offer to Customers to demonstrate Sirius Products to the extent Customers are not already receiving those benefits directly from Sirius XM.

SECTION 5.04. Friends and Family Programs. Sirius XM and Distributor may each offer a reasonable “friends and family” program for the purchase of its products and services, at a discounted rate, by employees of the other.

ARTICLE VI

Subscriptions

SECTION 6.01. Subscription; Activations. Distributor shall instruct Customers to direct all potential Subscribers to Sirius XM’s website or customer service department for the activation of Sirius Receivers.

SECTION 6.02. No Collection of Fees. Distributor shall not provide financing for Subscriptions or collect Subscription fees or other money due to Sirius XM from Subscribers. All billing for Subscriptions shall be conducted by Sirius XM.

SECTION 6.03. Changes. Sirius XM may add, delete or modify the content, pricing, terms, conditions and availability of the Sirius XM Service from time to time in its sole discretion. Sirius XM shall notify Distributor of such changes and after the effective date of such change, Distributor shall promptly modify or replace, and shall notify its Customers of the need to modify or replace, point of sale materials as necessary to reflect such changes.

ARTICLE VII

Trademarks
SECTION 7.01. Use of Trademarks. Subject to the terms and conditions of this Agreement, Sirius XM hereby grants Distributor the right to use Sirius XM’s service marks, trademarks, logo, and other commercial symbols (the “Sirius XM Marks”). Distributor shall use the Sirius XM Marks only in connection with the performance of its obligations under this Agreement. Sirius XM shall provide Distributor with logo and trademark usage specifications (such specifications, as amended by Sirius XM from time to time in its sole discretion, the “Sirius XM Style Guide”) which specify the permitted uses of the Sirius XM Marks. All uses of the Sirius XM Marks shall be subject to Sirius XM’s prior written approval. Distributor acknowledges Sirius XM’s ownership of, and exclusive right in the Sirius XM Marks. Distributor acknowledges the validity of any trademark registration relating to the Sirius XM Marks, and agrees that it will not claim any right, title, or interest in or to the Sirius XM Marks. Upon termination or expiration of this Agreement, Distributor shall promptly discontinue the use of the Sirius XM Marks, except as expressly permitted pursuant to Section 9.01(c).

ARTICLE VIII

Term
SECTION 8.01. Term. The term of this Agreement (the “Term”) shall commence on the date hereof and shall extend until the second anniversary of the date hereof.

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ARTICLE IX Termination
SECTION 9.01. Termination. (a) Either Party may immediately terminate this Agreement upon thirty days written notice, if:

(i) the other Party becomes the subject of a bankruptcy petition filed in a court in any jurisdiction, whether voluntary or involuntary (which petition, if involuntary, is not dismissed within 90 days of such filing);

(ii) a receiver or a trustee is appointed for all or a substantial portion of the other Party's assets;

(iii) the other Party makes an assignment for the benefit of its creditors; or

(iv) the other Party (the “Defaulting Party”) breaches or fails to perform any material covenant or obligation contained in this Agreement, or any representation or warranty made by the Defaulting Party under this Agreement ceases to be true and correct in all material respects and such breach, failure or cessation continues uncured for a period of thirty days after the Defaulting Party receives notice thereof from the non-Defaulting Party.

(b) Either Party may terminate this Agreement upon one-hundred eighty (180) days written notice for any reason or no reason.

SECTION 9.02. Effect of Termination. (a) (i) Distributor shall be responsible for Sirius Product warranty processing and costs associated with Customer-returned Sirius Product for six (6) months following the date of termination; (ii) Sirius XM shall continue purchasing eligible returns from Distributor during the six (6) month period; and (iii) Sirius XM shall accept the transfer of all purchase orders placed by Distributor to Authorized Manufacturers for Sirius Products that could not be cancelled.
(d) Sirius XM and Distributor shall work together in good faith to facilitate an efficient transition after the termination date in an effort to minimize any adverse impact on Customers and Authorized Manufacturers. Sirius XM Backstop Inventory and all other Sirius Product ordered by Distributor pursuant to a Backstop Purchase Order shall promptly be transferred by Distributor to a U.S. location designated by Sirius XM at Sirius XM’s cost, and Distributor and Sirius XM shall promptly reconcile all monies due one another with respect to Sirius XM Backstop Inventory. All Sirius Product ordered by Distributor pursuant to a Backstop Purchase Order shall be purchased by Sirius XM at Distributor’s then-current Landed Cost (unless already purchased pursuant to Section 2.10). Sirius XM may at its sole discretion purchase any Sirius Product in Distributor’s inventory that was not ordered by Distributor pursuant to a Backstop Purchase Order at Distributor’s then-current Landed Cost.

ARTICLE X

Representations and Warranties
SECTION 10.01. Representations and Warranties of Sirius XM. Sirius XM represents and warrants to Distributor that:

(a) Sirius XM is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Sirius XM has the power and authority and all governmental licenses, authorizations, consents and approvals to perform its obligations under this Agreement. Sirius XM is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification.

(b) The execution, delivery and performance by Sirius XM of this Agreement has been duly authorized by all necessary corporate action, and does not and will not contravene the terms of Sirius XM’s Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws, conflict with, or result in any breach or contravention of, any contractual obligation to which Sirius XM is a party or any order, injunction, writ or decree of any governmental authority to which Sirius XM or its property is subject or violate any requirement of law.

(c) This Agreement constitutes the legal, valid and binding obligation of Sirius XM, enforceable against Sirius XM in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

(d) Sirius XM shall comply with all applicable laws, regulations and controls, including customs, technology transfer, consumer protection, and import and export laws and regulations.

SECTION 10.02. Representations and Warranties of Distributor. Distributor represents and warrants to Sirius XM that:

(a) Distributor is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Distributor has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver and perform its obligations under this Agreement.

(b) The execution, delivery and performance by Distributor of this Agreement has been duly authorized by all necessary corporate action, and does not and will not contravene the terms of Distributor’s charter or by-laws, conflict with, or result in any breach or contravention of, any contractual obligation to which Distributor is a party or any order, injunction, writ or decree of any governmental authority to which Distributor or its property is subject or violate any requirement of law.

(c) This Agreement constitutes the legal, valid and binding obligation of Distributor, enforceable against Distributor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

(d) Distributor shall comply with all applicable laws, regulations and controls, including customs, technology transfer, consumer protection, and import and export laws and regulations.

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ARTICLE XI

Confidentiality; Delivery of Information
SECTION 11.01. General. (a) All information furnished or disclosed by either Sirius XM or Distributor (a “Disclosing Party”) to the other (a “Receiving Party”) which is (i) marked with a restrictive notice or otherwise designated in writing as proprietary, (ii) stated to be proprietary at the time of disclosure or (iii) would logically be considered confidential by virtue of its relation to the work contemplated by this Agreement (collectively, "Information") shall be deemed the property of the Disclosing Party and shall be returned (along with all copies and other reproductions thereof) to the Disclosing Party promptly upon request. All information provided to Distributor by Sirius XM which relates to the Sirius XM Service, Sirius Receivers, Sirius Products or Sirius XM’s business plans, results, forecasts or strategies shall be considered Information, whether or not marked as provided above. Unless such Information: (i) was previously known to the Receiving Party free of any obligation to keep it confidential, (ii) has been or is subsequently made public by the Disclosing Party or a third party under no obligation of confidentiality, or (iii) is independently developed by the Receiving Party, then the Receiving Party shall, for a period ending three years after the end of the Term, use the same degree of care, but no less than a reasonable standard of care, as it uses with regard to its own proprietary information to prevent disclosure, use or publication thereof. Except as set forth in paragraph (b) below, Information furnished hereunder may be used by a Receiving Party, its employees, agents, contractors and consultants, solely for performance of its obligations under this Agreement and may be used for other purposes only upon such terms and conditions as may be agreed upon by the Disclosing Party in writing.

(b) Neither Sirius XM nor Distributor shall disclose any of the terms and conditions of this Agreement without the prior written consent of the other Party unless such disclosure is required by law. Notwithstanding the foregoing, each Party agrees that the other may disclose this Agreement in its reports, registration statements and other documents required to be filed with the SEC and may file this Agreement as an exhibit to such reports and as otherwise may be required by the rules and regulations of the SEC, any other applicable regulatory agencies or any national securities exchange.

(c) This Section 11.01 shall survive the expiration or earlier termination of this Agreement.

ARTICLE XII

Indemnification; Limitation On Liability; Insurance
SECTION 12.01. Indemnification by Distributor. Distributor shall indemnify and hold harmless Sirius XM, its affiliates and their respective officers, directors and employees from and against any and all third party claims and resulting damages, costs and other liabilities and expenses (including reasonable attorneys’ fees and expenses) arising out of or in connection with the breach by Distributor of any of its representations, warranties or obligations hereunder.

SECTION 12.02. Intellectual Property Indemnification by Sirius XM. Sirius XM shall indemnify and hold harmless Distributor, its affiliates and their respective officers, directors and employees from and against any and all third party claims and resulting damages, costs and other liabilities and expenses (including reasonable attorneys’ fees and expenses) arising out of or in connection with third party intellectual property infringement claims relating to Sirius Products or the Sirius XM Service or a breach of any of its representations, warranties or obligations hereunder provided that Sirius XM’s indemnification of Sirius Product shall be limited to the Specifications developed by Sirius XM for the Sirius Products and provided to the Authorized Manufacturer. “Specifications” shall mean the descriptive material provided to Authorized Manufacturer in writing itemizing the functional and operational requirements of the Sirius Products and such other technical specifications, drawings and other materials.

SECTION 12.03. Limitation of Liability. EXCEPT WITH RESPECT TO THE INDEMNIFICATION PROVISION SET FORTH IN SECTIONS 12.01 AND 12.02 AND BREACH OF THE CONFIDENTIALITY PROVISIONS SET FORTH IN SECTION 11.01, NEITHER PARTY SHALL BE LIABLE FOR INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF THE OTHER PARTY, WHETHER FORESEEABLE OR NOT AND WHETHER BASED ON NEGLIGENCE OR OTHERWISE.

SECTION 12.04. Insurance. Distributor shall secure and maintain in full force and effect at all times the following coverages during the Term and for two years thereafter and provide an up to date certificate of insurance as evidence:

(i) comprehensive general liability insurance in the minimum amount $5,000,000 per occurrence, with aggregate coverage of at least $5,000,000; and

(ii) umbrella insurance in the minimum amount $3,000,000 per claim, with aggregate coverage of at least $5,000,000.

(iii) property insurance sufficient to fully insure the selling price of all Sirius Products (including Sirius XM Backstop Inventory) providing coverage from all risk perils including but not limited to fire, theft, earthquake, water, wind, flood or other damage while in the possession of Distributor or others with whom they entrust with the property at their location(s), or in transit to and from other locations.

Distributor shall name Sirius XM as an additional insured and loss payee on each insurance policy. Distributor shall ensure that each insurance policy contains an endorsement deleting the condition thereof entitled “Other Insurance” as to any insurance in force for or in the name of Sirius XM. Distributor shall ensure that each insurance policy includes a provision requiring the insurance company issuing such insurance policy to give Sirius XM prompt notice of any revision or modification to any insurance policy affecting Sirius XM’s rights or any cancellation of any such insurance policy. Deductibles for all such policies shall not exceed amounts as agreed upon by Sirius XM and Distributor in writing. Distributor shall, or shall cause its insurer

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to, give Sirius XM prompt notice of any revision or modification to any insurance policy effecting Sirius XM’s rights or any cancellation of any such insurance policy.

SECTION 12.05. Survival. This Article XII shall survive the expiration or earlier termination of this Agreement.

ARTICLE XIII Miscellaneous
SECTION 13.01. Notices. All notices and other communications hereunder shall be in writing, shall be delivered personally or by reputable international courier and shall be deemed given upon receipt when delivered to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a) if to Sirius XM to:

Sirius XM Radio Inc.
1221 Avenue of the Americas 36th Floor
New York, New York 10020 Attention:General Counsel
Facsimile No.: (212) 584-5353

(b) if to Distributor, to:

Audiovox Electronics Corporation 150 Marcus Boulevard
Hauppauge, New York 11788 Attention:Thomas Malone
Facsimile No.: (631) 231-4006

Notices by e-mail or other means not expressly permitted by this Agreement shall be of no force and effect under this Agreement.

SECTION 13.02. Press Release. Neither Party shall issue a press release or other public announcement regarding this Agreement (or otherwise referencing the other Party) without the prior written consent of the other Party unless same is required of a Public Company, in which case the issuer shall provide the announcement to the other party at least five (5) business days in advance (or shorter notice to the extent required by SEC requirements or other laws) for its reasonable review and comment prior to issuance.

SECTION 13.03. Amendment. Neither this Agreement nor any of the terms hereof may be amended, supplemented, waived or modified except by an instrument in writing signed by the

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Party against which the enforcement of such amendment, supplement, waiver or modification shall be sought.

SECTION 13.04. Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.

SECTION 13.05. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof.

SECTION 13.06. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of principles of conflicts of laws that may require the application of the laws of another jurisdiction.

SECTION 13.07. Amicable Resolutions. The Parties will endeavor to resolve amicably any dispute arising out of this Master Agreement within thirty (30) days of receipt of notice of such dispute. If the Parties are unable to resolve such dispute within such thirty (30) day period, then the Parties may refer the dispute to their respective senior management teams. If the Parties’ senior management teams are unable to agree upon a mutually acceptable resolution within an additional thirty (30) day period, then the dispute will be resolved in accordance with the provisions of Section 13.08.

SECTION 13.08. Arbitration. (a) All disputes arising in connection with this agreement which are not resolved pursuant to clauses in this agreement shall be submitted by either party to binding arbitration administered JAM S/Endispute (or such alternative dispute resolution service provided as may be agreed upon by the parties, the “Arbitration Entity”) in accordance with such entity’s expedited arbitration rules. The parties intend arbitration under Section 13.07 to be binding and subject to the Federal Arbitration Act, 9 U.S.C.A.

(b) The arbitration proceedings will take place in a location mutually agreed upon by the Parties and will be conducted in English. In the event that the Parties cannot agree upon a location within thirty (30) days of the initiation of the arbitration process, the arbitration will take place in New York City.

(c) The Parties will jointly determine the number of arbitrators and the method for selection of the arbitrator(s). If, within thirty (30) days of the initiation of the arbitration process, the Parties are unable to agree on the number of arbitrators, the method for selection of the arbitrator(s) or the appointment of the arbitrator(s), the Parties will seek assistance in such regard from the Arbitration Entity. The arbitrator(s) shall render a written decision within thirty (30) days after submissions of all materials and evidence by the Parties.

(d)             Nothing in this Section 13.08 will preclude either Party from seeking equitable relief from a court for the other Party’s breach of its obligations specified in Article X.

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(e)            Pending resolution of a dispute under this Section 13.08, each Party will, unless the other Party otherwise directs, fulfill all of its obligations under this Agreement and the Schedules.

SECTION 13.09. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by Sirius XM or Distributor (whether by operation of law or otherwise) without the prior written consent of the other Party.

SECTION 13.10. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

SECTION 13.11. Waiver. The failure of a Party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such Party of the right thereafter to insist upon strict adherence to such term or any other term of this Agreement. Any waiver, permit, consent or approval of any kind or character must be in writing, signed by a senior officer of the applicable Party and shall be effective only to the extent specifically set forth therein.

SECTION 13.12. Force Majeure. Any delay or failure by either Party to perform its obligations under this Agreement shall be excused if and to the extent caused by occurrences beyond such Party’s reasonable control, including decrees or restraints of governments, floods, earthquakes, other acts of God, strikes or similar labor disturbances.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SIRIUS XM RADIO INC.

By: s/Robert F. Law
Robert F. Law
 Group Vice President and General Manager, After Market Division

AUDIOVOX ELECTRONICS CORPORATION

By: s/Thomas C. Malone Thomas C. Malone
President

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EXHIBIT A

Customers
Account Name	Sirius Corp ID
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EXHIBIT B

Sirius Products

Model	UPC #	Landed Cost	Name	Product Description
SL2PK1	884720009815	***	Stiletto 2	Sirius Stiletto 2 Live Personal Radio
SP5TK1	884720010521	***	Sportster 5	Sirius Sportster 5 Dock & Play Radio w/Car Kit
ST5TK1	884720011085	***	Starmate 5	Sirius Starmate 5 Dock & Play Radio w/Car Kit
SV5TK1	884720011146	***	Stratus 5	Sirius Stratus 5 Dock & Play Radio w/Car Kit
SI2TK1	884720010675	***	InV 2	Sirius InV 2 Satellite Radio w/Car Kit
SCC1	884720007040	***		SiriusConnect Vehicle Tuner
SCV1	884720007125	***		Sirius Backseat Video Tuner
SIRALP10T	884720001116	***		SiriusConnect Radio Plus Traffic Tuner [Alpine]
SI RPAN1	884720001123	***		SiriusConnect [Panasonic]
SI RG M1	884720001079	***		SiriusConnect [GM-compatible]
SIRSC10T	884720007132	***		SiriusConnect Universal Radio/Traffic Tuner
SCH2P	884720007200	***		Home Tuner for Custom Install
SCH1	884720007019	***		SiriusConnect Home Tuner
SLV2	884720009914	***		Sirius Stiletto 2 Live Personal Radio Vehicle Kit
SLH2	884720009969	***		Sirius Stiletto 2 Live Personal Radio Home Kit
SLEX2	884720019036	***		Sirius Stiletto Universal Executive System
SUPV1	884720010019	***		Sirius Universal Plug & Play Vehicle Kit
SUPH1	884720010026	***		Sirius Universal Plug & Play Home Kit
SUBX2	884720011276	***		Sirius Universal Plug & Play Boombox
SCVDOC1	884720007156	***		SiriusConnect Plug & Play Dock
SCHDOC1	884720007231	***		SiriusConnect Home Dock
SCHDOC1P	884720007248	***		SiriusConnect Home Dock Pro Kit
SNYSC1	884720001185	***		SiriusConnect Sony Interface Translator
The following Products are listed only to the extent that as of the date of the Agreement, these models were still eligible for return by Customers but are not models to be newly sold by Distributor pursuant to the Agreement.

S50AB1	884720009099	***		Sirius S50 Arm Band
S50C1	884720009020	***		Sirius S50 Car Kit
S50EX1	884720009044	***		Sirius S50 Executive System
S50H1	884720009037	***		Sirius S50 Home Dock
S50RH1	884720009082	***		Sirius S50 Replacement Ear Buds
S50SB1	884720009075	***		Sirius S50 Spare Battery
SCC1M	884720007149	***		SiriusConnect Vehicle Tuner for Marine (no antenna)
SCC1ML	884720007194	***		SiriusConnect Vehicle Tuner for Marine with long SC cable (no antenna)
SCH1P1	884720007026	***		SiriusConnect Home Tuner Pro Kit Bundle
SCH1P2	884720007033	***		SiriusConnect Home Tuner Pro Kit Bundle w/RS232 Interface
SCH 1W	884720007088	***	Conductor	Sirius Conductor Tuner w/LCD Remote
SCVDOC1M	884720007170	***		SiriusConnect Special Markets Vehicle Dock
SI RKEN 1S	884720001062	***		SiriusConnect [Kenwood] BULK/NO ANT
SI RSNY1	884720001086	***		SiriusConnect [SONY]
SIRSNY1M	884720001147	***		SiriusConnect [SONY] MARINE/NO ANT
SL100TK1	884720009709	***	Stiletto 100	Sirius Stiletto 100 Live Personal Radio
SLEX1	884720009471	***		Sirius Stiletto 10/100 Live Personal Radio Executive System
SLH1	884720009464	***		Sirius Stiletto 10/100 Live Personal Radio Home Kit
SLSB1	884720009488	***		Stiletto Slim Battery

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SLV1	884720009457	***		Sirius Stiletto 10/100 Live Personal Radio Vehicle Kit
SP3TK1	884720010187	***	Sportster 3	Sirius Sportster 3 Dock & Play Radio w/Car Kit
SP3TK1VP	884720010224	***	Sportster 3 bundle	Sirius Sportster 3 Dock & Play Radio w/Car and Home Kits
SP4TK1	884720010002	***	Sportster 4	Sirius Sportster 4 Dock & Play Radio w/Car Kit
SP4TK1VP	884720010439	***	Sportster 4 bundle	Sirius Sportster 4 Dock & Play Radio w/Car and Home Kits
ST3TK1	884720010347	***	Starmate 3	Sirius Starmate 3 Dock & Play Radio w/Car Kit
ST4TK1	884720010309	***	Starmate 4	Sirius Starmate 4 Dock & Play Radio w/Car Kit
ST4TK1TS3	884720011313	***	Starmate 4 holiday pack	Sirius Starmate 4 Dock & Play Radio Holiday Pack
STC2		***		Sirius Starmate Replay Vehicle Kit
STH2	884720006128	***		Sirius Starmate Replay Home Kit
SUBX1	884720010033	***		Sirius Universal Plug & Play Boombox
SUHC1	884720010040	***		Sirius Universal Home Connect Dock
SV3TK1	884720010361	***	Stratus	Sirius Stratus Dock & Play Radio w/Car Kit
SV4TK1	884720010613	***	Stratus 4	Sirius Stratus 4 Dock & Play Radio w/Car Kit

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EXHIBIT C

Cosmetic Standards for Returned Products

This Exhibit describes acceptance standards for Sirius Products returned to Customers by consumers and subsequently to Distributor by Customers. Sirius Products with defects described under Acceptable Defects may be accepted for return by Distributor and will be subject to the terms and conditions of Section 2.12. Sirius Products with defects described under Rejection Defects shall be rejected for return by Distributor. Sirius XM will consider such Sirius Product to be non-compliant with the terms of Section 2.11.

Acceptable Defects

Scratch marks generally less than two inches (2”) long. A scratch is considered to be a surface imperfection (thin line shape) which may appear randomly on the surface and results from normal wear and tear. Depth is not measurable.

Scuff marks generally less than one inch (1”) square. A scuff mark is considered to be a surface imperfection caused by rubbing or abrasion across an area which may appear randomly on the surface and results from normal wear and tear. Depth is not measurable.

Isolated missing or damaged button, knob, switch or cosmetic part. An isolated missing or damaged part is considered to be a singular failure or wear created by normal operation or use.

Rejection Defects

Cracked display, lens or housing. A crack is defined as an easily visible break or gouge that breaches the display or housing surface and appears to be caused by abuse, misuse or violent action.

Clustered missing or damaged buttons, knobs or cosmetic parts. Clustered missing or damaged parts are considered to be multiple non-random defects that appear to have been caused by abuse, misuse or violent action.

Missing ESN label. The ESN label on the rear surface of a Sirius Receiver must be present.

Paint or foreign material damage. Paint or foreign material damage is considered to be any discoloration or damage to the surface finish caused by the application of paint, chemical or adhesive to that cannot be removed by simple rubbing of the affected area. The presence of any foreign label or sticker is considered cause for rejection.

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EXHIBIT D

Consumable Parts and Accessories

Manuals (User’s Guide, Quick Start Guide, Accessory Guide)
CD kit (on applicable models)
Labels
Stickers
Silica gel packs Alcohol wipes Earbuds
Screw packs Adhesive tape Packaging materials
Generic batteries (AA, AAA, button type only) —Does not include batteries for portable products such as Stiletto and S50

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EXHIBIT E
(Page 1 of 6)

Material Parts Cost

Items preceded with an asterisk(*) are for parts reference only but are not required for return to Sirius XM in order to be considered a complete kit and will not be assessed a missing parts charge.

Receiver SKU	Description	Unit Cost
SP3TK1	Universal Suction Cup Mount (EIM4)	***
	Dot Antenna	***
	FM Extension Antenna (FEA25A or FEA25E)	***
	Universal Car Cradle	***
	Standard 5v CLA - Plug & Play Radios	***
	Sportster3 / Starmate3 IR Remote w/ battery	***
	*FM Extension Antenna (FEA25A or FEA25E)	***
	*Vent Clip Kit	***
SP4TK1	Universal Suction Cup Mount (EIM4)	***
	Dot Antenna	***
	Universal Car Cradle	***
	Standard 5v CLA - Plug & Play Radios	***
	Sportster3 / Starmate3 IR Remote w/ battery	***
	*FM Extension Antenna (FEA25A or FEA25D)	***
	*Vent Clip Kit	***
SP5TK1	Universal Suction Cup Mount (EIM4)	***
	Dot Antenna	***
	UC8 Car Cradle	***
	Standard 5v CLA - Plug & Play Radios	***
	Sportster5 / Starmate5 IR Remote w/ battery	***
	*FM Extension Antenna FEA25A	***
	*Vent Clip Kit	***
ST3TK1	Universal Suction Cup Mount (EIM4)	***
	Dot Antenna	***
	Universal Car Cradle	***
	Standard 5v CLA - Plug & Play Radios	***
	Sportster3 / Starmate3 IR remote w/ battery	***
	*FM Extension Antenna (FEA25A or FEA25C)	***
	*Vent Clip Kit	***
	*Docking Station Adapter	***
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ST4TK1	Universal Suction Cup Mount (EIM4)	***
	Dot Antenna	***
	Universal Car Cradle	***
	Standard 5v CLA - Plug & Play Radios	***
	Sportster4 / Starmate4 IR Remote w/ battery	***
	*FM Extension Antenna (FEA25A or FEA25C)	***
	*Vent Clip Kit	***
	*Docking Station Adapter	***
ST5TK1	Universal Suction Cup Mount (EIM4)	***
	Dot Antenna	***
	UC – 8 Universal Car Cradle	***
	Standard 5v CLA - Plug & Play Radios	***
	Sportster5 / Starmate5 IR Remote w/ battery	***
	*FM Extension Antenna FEA25A	***
	*Vent Clip Kit	***
SI2TK1	Dot Antenna	***
	Standard 5v CLA - Plug & Play Radios w/FERRITE	***
	*FM Extension Antenna FEA25A	***
	*Stratus and InV Car Mounting Bracket (adhesive)	***
SV2TK1	Dot Antenna	***
	Standard 5v CLA - Plug & Play Radios w/FERRITE	***
	*FM Extension Antenna FEA25A	***
	*Stratus and InV Car Mounting Bracket (adhesive)	***
SV3TK1	Dot Antenna	***
	Stratus Car Dock	***
	Standard 5v CLA - Plug & Play Radios w/FERRITE	***
	*FM Extension Antenna (FEA25A or FEA25C)	***
	*Vent Clip Kit	***
	*Stratus and InV Car Mounting Bracket (adhesive)	***
SV4TK1	Dot Antenna	***
	UC – 8 Car Dock	***
	Standard 5v CLA - Plug & Play Radios	***
	*FM Extension Antenna FEA25A	***
	*Vent Clip Kit	***
	*Stratus and InV Car Mounting Bracket (adhesive)	***

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SV5TK1	Dot Antenna	***
	UC – 8 Car Dock	***
	Standard 5v CLA - Plug & Play Radios	***
	*FM Extension Antenna FEA25A	***
	*Vent Clip Kit	***
	*Stratus and InV Car Mounting Bracket (adhesive)	***
SL10PK1	Stiletto Standard Battery	***
	Stiletto Slim Battery	***
	Stiletto Antenna Headphones	***
	Stiletto USB Cable	***
	Stiletto AC Adapter	***
SL100PK1	Stiletto Standard Battery	***
	Stiletto Slim Battery	***
	Stiletto Antenna Headphones	***
	Stiletto USB Cable	***
	Stiletto AC Adapter	***
SL2PK1	Stiletto 2 Battery	***
	Stiletto 2 Antenna Headphones	***
	Stiletto 2 USB Cable	***
	Stiletto 2 AC Adapter	***
SCC1	Satellite Mini Car Antenna	***
	Sirius Connect Interface Cable (Male/Male)	***
SCV1	Display Control Unit (DCU)	***
	Sirius Connect Cable, 8PIN DIN cable 4.5 Meter	***
	3-to-3 AV RCA CABLE 2.5Meter (Audio + Video)	***
	2-to-2 AV RCA CABLE 4.5Meter (Audio Only)	***
	Power Cable Harness, 4P PWR Cable 4.5 Meter	***
	IR Receiver Cable	***
	Satellite Car Antenna, (QTY: 2)	***
	Kids Remote Control	***
	Main Remote Control (SP3 type)	***

[***] – CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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SUPV1	Universal Suction Cup Mount (EIM4)	***
	Dot Antenna	***
	Universal Car Cradle	***
	Standard 5v CLA - Plug & Play Radios	***
	*FM Extension Antenna FEA25A	***
	*Vent Clip Kit	***
	*Docking Station adapter	***
SUPH1	Universal Home Cradle	***
	Home Antenna	***
	Standard 5v AC Adaptor	***
	*RCA Audio Cable	***
SCH1	Home Antenna	***
	AC adapter – 5.2V, 1A	***
	Sirius Connect cable, DIN-8 male to DIN-8 male, 0.75 Meter	***
SCH1W	Conductor Remote control	***
	Home Antenna	***
	AC Adapter – 5.2V, 1A	***
	*IR Blaster Cable	***
	*RCA Stereo Audio Cable – 1 Meter	***
SCVDOC1	SCVDOC1 - Sirius Connect Dock	***
	8 Pin DIN Sirius Connect cable	***
	Dot Antenna	***
	*Rubber Feet & Grommet (feet Qty:4. Grommet Qty: 1)	***
	*Radio Adapter 1 (SP5, ST3, ST4, SV3, SV4) - Pre Installed	***
	*Radio Adapter 2 (SP3, SP4)	***
	*Radio Adapter 3 (SL10, SL100)	***
	*Radio Adapter 4 (SL2)	***
	*Stick on mount	***
SCHDOC1	SCHDOC1 - Sirius Connect Dock (W/Mounting Bkt)	***
	Sirius Connect cable, DIN-8 male to DIN-8 male, 0.75 Meter	***
	Home Antenna	***
	AC Adapter	***
	*Radio Adapter 1 (SP5, ST3, ST4, SV3, SV4) - Pre Installed	***
	*Radio Adapter 2 (SP3, SP4)	***
	*Radio Adapter 3 (SL10, SL100)	***
	*Radio Adapter 4 (SL2)	***

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SCH1P2	AC Adapter, 5.2VDC @ 1A (straight plug)	***
	Outdoor dish-mount antenna with F connector	***
	F-SMB adapter cable	***
	DIN-8 to RS232/RCA breakout cable	***
	*Antenna mounting hardware pack	***
	*RF splitter (F connectors)	***
SIRALP10T	Satellite Mini Car Antenna	***
	Power Harness	***
	Data Cable	***
	Audio Cable	***
SIRPAN1	Satellite Mini Car Antenna	***
	Power Harness	***
	Audio Cable	***
SUHC1	Home Antenna	***
	SUHC1 Dock w/ 8 Pin Connector	***
	Din8 – Din8 Cable	***
	*Audio Cable	***
SIRSNY1	Satellite Mini Car Antenna	***
	Power Harness	***
	Audio Cable	***
	*RCA Cable	***
SUBX1	Home Antenna	***
	3 amp AC/DC Power Supply	***
	AC Line Cord	***
SUBX2	Home Antenna	***
	3 amp AC/DC Power Supply	***
	AC Line Cord	***
SLEX1	Home Antenna	***
	3 amp AC/DC Power Supply	***
	AC Line Cord	***
	Remote Control Stiletto	***
	Wall Mount	***
SLEX2	Home Antenna	***
	3 amp AC/DC Power Supply	***
	AC Line Cord	***
	Remote Control Stiletto	***
	Wall Mount	***

[***] – CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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SLV1	Dot Antenna	***
	CLA 5V	***
	Stiletto 2 Car Dock	***
	Remote Control Stiletto	***
	PanaVise Mount	***
	*FM Extension Antenna EA25A	***
	*Vent Mount	***
SLH1	Home Antenna	***
	Stiletto 2 Home Dock	***
	AC / DC adapter 5V / 2.5 Amp	***
	Remote Control Stiletto	***
SLV2	Dot Antenna	***
	CLA 5V	***
	Stiletto 2 Car Dock	***
	Remote Control Stiletto	***
	PanaVise Mount	***
	*FM Extension Antenna EA25A	***
	*Vent Mount	***
SLH2	Home Antenna	***
	Stiletto 2 Home Dock	***
	AC / DC adapter 5V / 2.5 Amp	***
	Remote Control Stiletto	***
SIRKEN1S	Power Harness	***
	Audio Cable	***
SIRGM1	Satellite Mini Car Antenna	***
	Power Harness	***
	Audio Cable	***
SIRSNY1M	Power Harness	***
	Audio Cable	***
SCHDOC1P	SCHDOC1 - Sirius Connect Dock (W/Mounting Bkt)	***
	Sirius Connect cable, DIN-8 male to DIN-8 male, 0.75 Meter	***
	AC Adapter	***
	*Radio Adapter 1 (SP5, ST3, ST4, SV3, SV4) - Pre Installed	***
	*Radio Adapter 2 (SP3, SP4)	***
	*Radio Adapter 3 (SL10, SL100)	***
	*Radio Adapter 4 (SL2)	***

[***] – CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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SCVDOC1M	SCVDOC1 - Sirius Connect Dock	***
	8 Pin DIN Sirius Connect cable	***
	*Rubber Feet & Grommet (feet Qty:4. Grommet Qty: 1)	***
	*Radio Adapter 1 (SP5, ST3, ST4, SV3, SV4) - Pre Installed	***
	*Radio Adapter 2 (SP3, SP4)	***
	*Radio Adapter 3 (SL10, SL100)	***
	*Radio Adapter 4 (SL2)	***
	*Stick on mount	***
SCC1M	Sirius Connect Interface Cable (Male/Male)	***
SCC1ML	Sirius Connect Interface Cable (Male/Male)	***
SP4TK1VP	Universal Suction Cup Mount (EIM4)	***
	Dot Antenna	***
	Universal Car Cradle	***
	Standard 5v CLA - Plug & Play Radios	***
	Sportster3 / Starmate3 IR Remote w/ battery	***
	*FM Extension Antenna (FEA25A or FEA25D)	***
	Universal Home Cradle	***
	*Vent Clip Kit	***
	Home Antenna	***
	Standard 5v AC Adaptor	***
	*RCA Audio Cable	***
SCH1P1	AC Adapter, 5.2VDC @ 1A (straight plug)	***
	Outdoor dish-mount antenna with F connector	***
	F-SMB adapter cable	***
	DIN-8 to RS232/RCA breakout cable	***
	*Antenna mounting hardware pack	***
	*RF splitter (F connectors)	***
SCH1P2	RS232 adapter	***
	AC Adapter, 5.2VDC @ 1A (straight plug)	***
	Outdoor dish-mount antenna with F connector	***
	F-SMB adapter cable	***
	DIN-8 to RS232/RCA breakout cable	***
	*Antenna mounting hardware pack	***
	*RF splitter (F connectors)	***

[***] – CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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EXHIBIT F

Territory

Territory is defined as the 48 contiguous United States which excludes Hawaii and Alaska.

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EXHIBIT G
Reports
Set forth below is a description of the reports to be provided by Distributor to Sirius XM. Each such report shall be provided in an electronic format designated by Sirius XM, and shall be certified by an officer of Distributor.

1. Within five (5) Business Days of the end of each calendar month (or bi-monthly as the parties may mutually agree) and five (5) Business Days of the end of each Sunday to Saturday week period, Distributor shall provide a report to Sirius XM identifying;

(a) the quantity of Sirius Products received from factories during the previous period, broken out by model,

(b) the quantity of Sirius Products in-transit from factories at the end of the previous period, broken out by model,

(c) the quantity of Sirius Products shipped to Customers during the previous period, broken out by model and Customer,

(d) the quantity of all Sirius Products returned to Distributor during the preceding period, broken out by model and Customer,

(e) forecasts and orders for Sirius Products received from Customers during the preceding period along with a report of any changes in forecasts and orders made by Customer for the previous period,

(f) Sirius Product inventory as of the end of the preceding period, including Backstop Inventory; and,

(g) Backstop Purchase Order aging report that shows the age of Sirius Products in Inventory from date of receipt for the purposes of forecasting the flow of Sirius Products into or out of Backstop.

2. Within five (5) Business Days of the end of each calendar month Distributor shall provide the Backstop Inventory report to Sirius XM, identifying the net transfers of product into and out of Backstop Inventory for the preceding month.

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3. On a daily basis, Distributor shall provide Sirius Receiver shipment and return reporting to Sirius XM to a secure FTP site in an electronic format designated by Sirius XM including, at a minimum, product shipments and returns of Sirius Receivers by Customer, model and ESN. Distributor shall be required to utilize barcode scanners and a database system with a minimum RAID 5 array to store and process the ESN data. Sirius XM shall provide a checksum algorithm for Distributor to validate against in real-time upon acquisition to prevent data and reporting errors.